SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549





                                        FORM 8-K





                                      CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    February 12, 1997


                                    FIRST FINANCIAL BANCORP
                    (Exact name of registrant as specified in its charter)

    Ohio                                0-12379              31-1042001
(State or other jursidiction         (Commission          (I.R.S. Employer
 of incorporation)                    File Number)         Identification No.)

300 High Street, Hamilton, Ohio                            45011
(Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code (513) 867-4700

ITEM 5.  OTHER EVENTS

     The Registrant is filing with the Securities and Exchange Commission an unaudited consolidated statement of earnings for the month ended January 31, 1997. This financial statement covers the financial results of more than 30 days of post-merger combined operations of the Registrant and National Bank of Hastings.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibit:

            Exhibit 99.1 - First Financial Bancorp and Subsidiaries Consolidated
                           Statements of Earnings for the month ended January 31, 1997.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FIRST FINANCIAL BANCORP.
                                              (Registrant)



Date   February 12, 1997                  /s/  Michael R. O'Dell
                                          Michael R. O'Dell,
                                          Senior Vice President, Chief
                                          Financial Officer and Secretary

                                                                EXHIBIT 99.1

                 FIRST FINANCIAL BANCORP. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF EARNINGS
                               (Unaudited)

                 (Dollars in thousands, except per share data)

                                                           Month ended
                                                         January 31, 1997
INTEREST INCOME
  Loans, including fees                                     $  13,256
  Investment securities
     Taxable                                                    1,598
     Tax-exempt                                                   459
                                                            ---------
      Total investment securities interest                      2,057
  Interest-bearing deposits with other banks                       28
  Federal funds sold and securities
    purchased under agreements to resell                           78
                                                            ---------
      Total interest income                                    15,419
INTEREST EXPENSE
  Deposits                                                      5,829
  Short-term borrowings                                           383
  Long-term borrowings                                             53
                                                            ---------
     Total interest expense                                     6,265
                                                            ---------
      Net interest income                                       9,154
  Provision for loan losses                                       292
                                                            ---------
      Net interest income after
        provision for loan losses                               8,862

NONINTEREST INCOME
  Service charges on deposit accounts                             835
  Trust revenues                                                  782
  Investment securities gains                                       5
  Other                                                           393
                                                             --------
     Total noninterest income                                   2,015

NONINTEREST EXPENSES
  Salaries and employee benefits                                3,561
  Net occupancy                                                   451
  Furniture and equipment                                         403
  Data processing                                                 424
  Deposit insurance                                                21
  State taxes                                                     140
  Other                                                         1,471
                                                            ---------
     Total noninterest expenses                                 6,471
                                                            ---------
Income before income taxes                                      4,406
Income tax expense                                              1,477
                                                            ---------
     Net earnings                                           $   2,929
                                                            =========
Net earnings per common share                               $     .19
                                                            =========
Average shares outstanding                                 15,025,186
                                                           ==========


